EXHIBIT 99.1

From: Costabile, Tom
Sent: Thursday, October 02, 2008 1:37 PM
To: 'Boldt, Michael'
Cc: Klinger, Mike
Subject: Conference Call

Mike,

Mike & I will call your office at 2:00 pm today. We would like to finalize the ERISA Severance plan.

Thanks,

Tommy
_____________________________________________

Thomas Costabile
President and Chief Operating Officer
Entertainment Distribution Company
825 Eighth Avenue, 23rd Floor
New York, NY 10019
212-333-8483
Tom.costabile@edcllc.com